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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                            -----------------------




                                   FORM 8-K

                                CURRENT REPORT





                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 13, 2001
                                                         -------------

                       Oakwood Mortgage Investors, Inc.
                       --------------------------------
              (Exact name of registrant as specified in charter)

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          Nevada                                                         333-72621            88-0396566
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
         (State or other jurisdiction                                   (Commission           (IRS Employer
      of incorporation)                                                File Number)          Identification No.)

     101 Convention Center Drive, Suite 850, Las Vegas, Nevada                                              89109
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   (Address of principal executive offices)                                                              (Zip Code)

       Registrant's telephone number, including area code (702) 949-0056
                                                          --------------
=================================================================================================================
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         (Former name or former address, if changed since last report.)
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Item 5.    Other Events.

          On May 30, 2001, the Registrant caused the issuance and sale of $170,116,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2001-C (the "Certificates") pursuant to the Series 2001-C Pooling and Servicing Agreement, dated as of May 1, 2001 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and The Chase Manhattan Bank, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (May 2001 Edition) (the "Standard Terms"). The Certificates were issued in eleven Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:

                                                  Initial Certificate
Designation                  Pass-Through Rate     Principal Balance

Class A-1                   (1)                        $42,800,000
Class A-2                   (2)                        $35,100,000
Class A-3                   (3)                        $16,100,000
Class A-4                   (4)                        $26,869,000
Class A-IO               6.000%                                 (5)
Class M-1                   (6)                        $14,326,000
Class M-2                   (7)                        $13,431,000
Class B-1                   (8)                        $10,745,000
Class B-2                   (9)                        $10,745,000
Class X                    (10)                                (10)
Class R                    (11)                                (11)

(1) The Pass-Through Rate on the Class A-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 5.160% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.

(2) The Pass-Through Rate on the Class A-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 5.920% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.

(3) The Pass-Through Rate on the Class A-3 Certificates for any Distribution Date shall be equal to the lesser of (i) 6.610% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.

(4) The Pass-Through Rate on the Class A-4 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.405% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.

(5) The Class A-IO Certificates will have a notional principal amount. The notional principal amount initially will equal $60,000,000 and will decrease according to a schedule set forth in the Prospectus Supplement to Prospectus, dated May 23, 2001.

(6) The Pass-Through Rate on the Class M-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.065% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.

(7) The Pass-Through Rate on the Class M-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.990% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.

(8) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) One-Month LIBOR, as determined (except for the initial Distribution Date) on the applicable Floating Rate Determination Date, plus 4.390% and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets. For the initial Distribution Date, the Pass-Through Rate for the Class B-1 Certificates will be
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     8.47875% per annum, and the initial Interest Accrual Period for the
     Class B-1 Certificates will commence on the Closing Date and end on June 15, 2001. If, on any Distribution Date, One-Month LIBOR + 4.390% exceeds the Weighted Average Net Asset Rate, reduced for distributions of interest made to the Class A-IO Certificates, the amount of any related shortfall, plus interest accrued on that shortfall, will be carried forward and distributed to the holders of the Class B-1 Certificates, subject to certain limitations, on that Distribution Date or a later Distribution Date.

(9) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 10.500% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.

(10) The Class X Certificates have no Certificate Principal Balance and no Pass-Through Rate.

(11) The Class R Certificates have no Certificate Principal Balance and no Pass-Through Rate.


          The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2001-C (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with OMI Note Trust 2001-A ("Trust 2001-A") pursuant to a Sales Agreement, dated as of May 1, 2001, between the Registrant and Trust 2001-A. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

          The Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1, Class M-2 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation ("CSFB") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and together with CSFB, the "Underwriters") pursuant to a Terms Agreement, dated as of May 23, 2001, among the Underwriters, Oakwood Acceptance Corporation, a Nevada corporation ("OAC") and the Registrant, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, May 1999. The Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

          Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits.

     1.1 Terms Agreement, dated May 23, 2001, among the Registrant, Oakwood Acceptance Corporation, and Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Underwriters, relating to the Offered Certificates (related exhibits available upon request of the Registrant)

                                       2
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     4.1   Copy of the Series 2001-C Pooling and Servicing Agreement, dated as of May 1, 2001, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and The Chase Manhattan Bank, as Trustee. (related exhibits available upon request of the Trustee)

     8.1   Tax Opinion of Messrs. Hunton & Williams

    23.1   Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)


                           [SIGNATURE PAGE FOLLOWS]

                                       3
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


June 13, 2001                 OAKWOOD MORTGAGE INVESTORS, INC.


                              By: /s/ Dennis Hazelrigg
                                  ----------------------------
                                  Name: Dennis Hazelrigg
                                  Title: President
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                               INDEX TO EXHIBITS

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1.1  Terms Agreement, dated May 23, 2001,
     among the Registrant, Oakwood Acceptance
     Corporation and Credit Suisse First Boston
     Corporation and Merrill Lynch, Pierce,
     Fenner & Smith Incorporated, as Underwriters,
     relating to the Offered Certificates (related exhibits
     available upon request of the Registrant) .................................. [Electronic Format]

4.1  Copy of the Series 2001-C Pooling and
     Servicing Agreement, dated as of May 1, 2001,
     by and among the Registrant, Oakwood Acceptance
     Corporation, as Servicer, and The Chase Manhattan
     Bank (related exhibits available upon request
     of the Trustee) ............................................................ [Electronic Format]

8.1  Tax Opinion of Messrs. Hunton & Williams ................................... [Electronic Format]

23.1 Consent of Messrs. Hunton & Williams (included in Exhibit 8.1) ............. [Electronic Format]
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